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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22144

ING Infrastructure, Industrials and Materials Fund

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange

Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: February 29

Date of reporting period: August 31, 2012

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report

August 31, 2012

ING Infrastructure, Industrials and Materials Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.inginvestment.com and (3) on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Fund. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Dear Shareholder,

ING Infrastructure, Industrials and Materials Fund (the “Fund”) is a diversified, closed-end management investment company whose shares are traded on the New York Stock Exchange under the symbol “IDE.” The Fund’s investment objective is total return through a combination of current income, capital gains and capital appreciation.

The Fund seeks to achieve its investment objective by investing in companies that own and/or operate infrastructure facilities in the infrastructure sector, and in a broad range of companies, principally in the industrials and materials sector that ING Investment Management Co. LLC (the “Sub-Adviser”) believes will benefit from the building, renovation, expansion and utilization of infrastructure.

For the period ended August 31, 2012, the Fund made quarterly distributions totaling $0.90 per share, which were characterized of $0.46 per share capital gains, $0.21 return of capital, and $0.23 per share net investment income.

Based on net asset value (“NAV”), the Fund provided a total return of (7.04)% for the period ended August 31, 2012(1). This NAV return reflects a decrease in the Fund’s NAV from $19.91 on

February 29, 2012 to $17.60 on August 31, 2012. Based on its share price as of February 29, 2012, the Fund provided a total return of 0.01% for the period ended August 31, 2012(2). This share price return reflects a decrease in the Fund’s share price from $18.77 on February 29, 2012 to $17.85 on August 31, 2012.

The global equity markets have witnessed a challenging and turbulent period. Please read the Market Perspective and Portfolio Managers’ Report for more information on the market and the Fund’s performance.

At ING Funds, our mission is to help you grow, protect and enjoy your wealth. We seek to assist you and your financial advisor by offering a range of global investment solutions. We invite you to visit our website at www.inginvestment.com. Here you will find information on our products and services, including current market data and fund statistics on our open- and closed-end funds. You will see that we offer a broad variety of equity, fixed income and multi-asset funds that aim to fulfill a variety of investor needs.

We thank you for trusting ING Funds with your investment assets, and we look forward to serving you in the months and years ahead.

Sincerely,

Shaun P. Mathews

President and Chief Executive Officer

ING Funds

October 5, 2012

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice. International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

For more complete information, or to obtain a prospectus for any ING Fund, please call your Investment Professional or the fund’s Shareholder Service Department at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

(1)

Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the dividend reinvestment plan. Total investment return at net asset value is not annualized for periods less than one year.

(2)

Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan. Total investment return at market value is not annualized for periods less than one year.

MARKET PERSPECTIVE:  SIX MONTHS ENDED AUGUST 31, 2012

As our new fiscal year started, global equities in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends were enjoying what would become the best first quarter rally since 1998. But in the two months from early April the MSCI World IndexSM slumped 11% as, for the third consecutive year, the basis of the earlier optimism was undermined by events. From there the recovery was almost as dramatic and for the six month period the index gained just 0.72%. (The MSCI World IndexSM returned (0.14)% for the six months ended August 31, 2012, measured in U.S. dollars.)

Much of the first quarter’s upbeat sentiment rested on a sharp improvement in the employment situation, probably the most important driver of economic activity. In March, the Bureau of Labor Statistics announced a three-month average of 245,000 new jobs created and the unemployment rate down to 8.3%. But the deterioration was fast, culminating in the July report which showed only 80,000 jobs created the prior month with the three month average down to 75,000 and the labor force participation rate languishing near decades-low levels.

By the end of July, the trend in other economic statistics was mixed to negative. Retail sales had fallen for three months. The national purchasing managers’ index of manufacturing activity signaled contraction. Personal spending was practically stagnant; wages & salaries sluggish. Gross domestic product (“GDP”) growth was reported at 1.5% (quarter over quarter annualized) in the second quarter, down from 2.0% in the first.

Also clearly slowing was China, responsible for much of the global GDP growth in recent years. GDP increased by 7.6% in the second quarter of 2012 over the same quarter in 2011, the lowest rise in three years.

And yet despite all this gloom, global equities ended July having already recovered 8% (in fits and starts) from the low point in early June. What was propelling stocks higher was the subject of much debate.

The answer seemed to lie in a sense that the euro zone’s enduring sovereign debt crisis was approaching some kind of end game. Disillusionment with the European Central Bank’s (“ECB”) Longer Term Refinancing Operations (“LTRO”) had set in, amid a growing backlash against fiscal austerity. Attention became focused on Spain, with its uncompetitive markets, restrictive practices, nearly 25% unemployed and shaky banking system.

Matters came to a head after a recapitalization bailout for Spanish banks worth up to €100 billion was finally requested in June. This was approved by euro zone leaders, but it took a number of attempts before a workable plan emerged in the last few days of June.

Attention returned to Greece in July where bailout creditors prepared to examine the country’s fiscal state. The continuation of Greece’s bailout would rest on the outcome, and it did not look good. With prospects for the euro looking increasingly tenuous, ECB President Draghi came out on July 26 with a statement unprecedented in its explicitness, that the ECB was “ready to do whatever it takes to preserve the euro.” Details would be scarce until September, but the plan appeared to imply another step towards the mutualization of euro zone bonds, which many consider to be a key part of the ultimate solution. In early August, German Chancellor Merkel crucially expressed support.

This and rather better economic news from the U.S. in August on employment, a rise in home prices and an upward revision to GDP growth supported markets until the end of our reporting period.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index (“BCAB”) of investment grade bonds rose 2.97% in the six months through August. While a sub-index of the BCAB, the Barclays Capital U.S Treasury Index, underperformed slightly with a return of 2.70%, long-dated Treasuries returned a remarkable 8.75%. Another sub-index of the BCAB, the Barclays Capital U.S. Corporate Investment Grade Bond Index, outperformed, rising 4.69%. The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index (not part of the BCAB) was slightly stronger, gaining 4.80%.

U.S. equities, represented by the S&P 500® Index including dividends, rose by 4.14% in the six months, not helped by Goldman Sachs’ recommendation on June 21st to sell the index short. With almost all S&P 500® companies having reported, operating earnings per share reached a new record in the second quarter and stood just over 2% higher than in the same quarter of 2011. By sector, only telecommunications showed a double-digit return, returning19.99%, followed by consumer staples with a return of 8.83%. Energy was the worst performer, losing 3.16% followed by materials losing 2.65%.

In currency markets, the ongoing euro zone crisis drove the dollar up 7.18% against the euro. But the dollar barely moved against the pound, gaining just 0.16%. Since the U.K. prints its own currency, U.K. government bonds acquired their own “safe haven” status as the euro zone crisis played out, despite the U.K.’s close links to the euro zone. The dollar lost 2.30% to the yen, perhaps the ultimate safe haven with its strength apparently impervious to years of low interest rates and supported by a still considerable, if falling, current account surplus.

In international markets, the MSCI Japan® Index slumped 11.94% for the six months through August, falling harder than other markets in April and May as investors fretted about the effect of the euro zone crisis and the slowdown in China on Japan’s export-focused economy. The MSCI Europe ex UK® Index edged up 1.34%, the relief from LTRO all too short as fears for the euro loomed large. Sentiment was also depressed by flat to falling GDP and unemployment reaching 11.3%. The MSCI UK® Index slipped 0.20%. The U.K. economy re-entered recession in the face of slumping construction activity and austerity measures aimed at cutting the budget deficit.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays Capital U.S. Treasury Index

An unmanaged index that includes public obligations of the U.S. Treasury.

Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI All Country World® Index	A free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

ING INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND	PORTFOLIO MANAGERS’ REPORT

ING Infrastructure, Industrials and Materials Fund (the “Fund”) seeks total return through a combination of current income, capital gains and capital appreciation.

The Fund seeks to achieve its investment objective by investing in companies that own and/or operate infrastructure facilities in the infrastructure sector, and in a broad range of companies, principally in the industrials and materials sectors, that the Sub-Adviser believes will benefit from the building, renovation, expansion and utilization of infrastructure.

The Fund is managed by Martin Jansen, Brian Madonick, Joseph Vultaggio, Paul Zemsky and Frank van Etten, Portfolio Managers, ING Investment Management Co. LLC — the Sub-Adviser.*

Equity Portfolio Construction: Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its managed assets in the equity securities of, or derivatives having economic characteristics similar to the equity securities of, issuers in three broad market sectors — infrastructure, industrials and materials.

The Sub-Adviser seeks to construct a diversified equity portfolio of 60 to 100 equity securities, with a focus on companies that will potentially benefit from increased government and private spending in six areas: power, construction, materials, communications, transportation and water.

The Sub-Adviser has constructed a broad universe of approximately 1,500 global companies that operate in industries which are related to its six investment areas. The Sub-Adviser will seek to identify, through bottom-up

Geographic Diversification

as of August 31, 2012

(as a percentage of net assets)

United States	45.6%
United Kingdom	10.8%
Germany	8.0%
France	7.6%
Japan	3.3%
Netherlands	2.8%
Brazil	2.7%
Italy	2.6%
Luxembourg	2.4%
China	1.7%
Countries between 0.4%-1.7%^	11.1%
Assets in Excess of Other Liabilities*	1.4%

Net Assets	100.0%

*	Includes short-term investments.

^	Includes 12 countries, which each represents 0.4%-1.7% of net assets.

Portfolio holdings are subject to change daily.

fundamental research, companies that it believes to be undervalued relative to their business fundamentals and outlook, and whose revenues or growth in revenues are driven by infrastructure spending.

The Sub-Adviser seeks to invest in companies with the following characteristics:

1. Good growth prospects;

2. Resilient earnings potential across market cycles;

3. Disciplined capital allocation management; and,

4. Strong competitive position

Options Strategy: Under normal market conditions, the Fund will also seek to secure gains and enhance the stability of returns over a market cycle by writing (selling) call options on either (1) the value of subsets of stocks in its portfolio or (2) selected equity securities held in its portfolio, generally comprised of a portion of the Fund’s large-capitalization holdings.

Top Ten Holdings

as of August 31, 2012

(as a percentage of net assets)

National Oilwell Varco, Inc.	2.9%
Union Pacific Corp.	2.8%
Honeywell International, Inc.	2.7%
Vodafone Group PLC	2.5%
Fluor Corp.	2.2%
General Dynamics Corp.	2.2%
BHP Billiton PLC	2.2%
Dover Corp.	2.1%
Siemens AG	2.0%
Schlumberger Ltd.	2.0%

Portfolio holdings are subject to change daily.

• The underlying value against which such calls will be written may vary depending on the cash flow requirements of the portfolio and on the Sub-Adviser’s assessment of market conditions, generally within a range of 15% to 50%.

The Fund expects to write (sell) call options primarily with shorter maturities (typically ten days to three months until expiration) generally, “at-the-money” or “near-the-money”, in the over-the-counter markets with major international banks, broker-dealers and financial institutions. The Fund may also write (sell) call options on selected indices and/or exchange traded funds (“ETFs”).

Performance: Based on net asset value (“NAV”), the Fund provided a total return of (7.04)% for the period ended August 31, 2012. This NAV return reflects a decrease in the Fund’s NAV from $19.91 on February 29, 2012 to $17.60 on August 31, 2012. Based on its share price as of August 31, 2012, the Fund provided a total return of 0.01% for the period ended August 31, 2012.

PORTFOLIO MANAGERS’ REPORT	ING INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND

This share price return reflects a decrease in the Fund’s share price from $18.77 on February 29, 2012 to $17.85 on August 31, 2012. The Fund is not benchmarked to an index but uses the MSCI All Country World IndexSM as a reference index, which returned (1.54)% for the reporting period. During the year, the Fund made quarterly distributions totaling $0.90 per share, which were characterized as $0.46 per share capital gains, $0.21 return of capital, and $0.23 per share net investment income. As of August 31, 2012, the Fund had 19,805,000 shares outstanding.

Overview: Global markets fell sharply in April and May due to the re-escalation of the European sovereign debt crisis and a visibly slowing global economy. Additional European supportive measures to aid Spain, as well as monetary and fiscal easing in China, helped to calm markets later in the period. From early June through August, the reference index recovered most of its prior losses, to finish the period only modestly lower. For the full period, cyclically sensitive sectors such as materials, industrials and energy bore the brunt of the correction, while defensive sectors such as health care, telecommunication services and consumer staples performed strongly. Utility stocks outside the United States were weak. North America performed relatively well, while emerging markets and Japan underperformed significantly.

Equity Portfolio: The Fund underperformed the broader global equity market as defined by the MSCI All Country World IndexSM. The market backdrop was problematic for our thematic approach, which sources the bulk of its holdings from the industrial and materials sectors. Within these sectors, the emphasis on infrastructure-related spending constituted a headwind. Security selection consequently lost value, particularly among industrials but also in energy, telecommunication services and utilities. The bulk of the shortfall was generated in North America and, to a lesser extent, in Europe and the emerging markets. Among the six themes according to which the Fund stratifies its investment universe(1) (communications, construction, food and water, materials, power and transportation), stock selection was especially negatively impacted in the power, construction, materials and communications themes of the portfolio.

Options Portfolio: The Fund generates premiums and seeks gains by writing (selling) call options on a basket of stocks that represent a portion of the value of the equity portfolio. The strike prices of the options written were typically at or near the money, and the average expiration dates were between four and five weeks. The coverage ratio was maintained at approximately 35% throughout the reporting period. For the period, the Fund’s option strategy had a positive impact on relative returns, as most of the option contracts expired out-the-money or marginally in the money. The premiums received considerably exceeded the amounts required to settle on the expiry dates. Premiums benefited from a volatility spike in April and May in tandem with falling markets; volatility fell sharply thereafter as markets recovered.

Outlook and Current Strategy: The global growth outlook deteriorated somewhat during the period due to increased weakness in Europe, slowing emerging economies and ebbing growth in the U.S. The outlook remains fragile and is mainly contingent upon the effectiveness of the recently announced monetary stabilization measures in Europe and another round of quantitative easing by the Federal Reserve in the U.S. A marked slowdown in Chinese growth and a risky leadership transition is hampering the outlook for emerging markets. We remain hopeful that the European economy will stabilize by early 2013 and recover modestly thereafter. On a more positive note, recent data suggest Chinese infrastructure growth is starting to recover modestly. Global economic and market prospects could, on this basis, improve somewhat as we head into 2013.

For the coming months, however, we believe markets will remain fickle before confidence returns more durably later in the year. Longer term, emerging economies continue to have an acute need — and the resources — to accelerate infrastructure development, which suggests the Fund remains well-positioned thematically. We believe companies linked to infrastructure spending will continue to benefit from above-average growth in a global market where secular growth in the developed world is relatively scarce. Continued market volatility should be reflected in attractive levels of premiums the Fund potentially may receive for its call writing activities.

*	Effective May 25, 2012, David Powers was removed as a portfolio manager to the Fund.

(1)

For the practical management of the equity portfolio, we have identified the universe of companies whose businesses, we believe, fall within the six themes underlying the investment philosophy of the Fund: communications, construction, food and water, materials, power and transportation. This universe is updated periodically. As of August 31, 2012, it consists of nearly 700 companies based in over 40 countries. By market capitalization of the shares of those companies, approximately 38% of the universe is based in North America, 34% in Europe, 17% in the developed economies of the Asia Pacific region and 11% in emerging markets. The principal sector weights of this universe are Industrials at 36%, Materials 24%, Utilities 16%, Telecommunications 13% and Energy 6%. Aside from indicating the opportunity set from which we select securities, the performance of this universe provides an internal reference benchmark against which the actual performance of the Fund’s equity portfolio can be compared. The return of this universe was (4.61)% for the period ended August 31, 2012.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance data represents past performance and is no guarantee of future results. Past performance is not indicative of future results. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. Investors cannot invest directly in an index.

STATEMENT OF ASSETS AND LIABILITIES AS OF AUGUST 31, 2012 (UNAUDITED)

ASSETS:
Investments in securities at fair value*	$343,571,301
Short-term investments at fair value**	5,638,000
Cash	1,138
Foreign currencies at value***	99,982
Receivables:
Investments securities sold	43,464
Dividends	924,545
Foreign tax reclaims	214,400
Prepaid expenses	1,327

Total assets	350,494,157

LIABILITIES:
Payable for investment management fees	298,152
Payable for administrative fees	29,815
Payable for trustee fees	2,359
Other accrued expenses and liabilities	140,975
Written options, at fair value^	1,394,627

Total liabilities	1,865,928

NET ASSETS	$348,628,229

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$337,140,816
Undistributed net investment income	53,593
Accumulated net realized loss	(1,447,158)
Net unrealized appreciation	12,880,978

NET ASSETS	$348,628,229

* Cost of investments in securities	$332,172,437
** Cost of short-term investments	$5,638,000
*** Cost of foreign currencies	$93,361
^ Premiums received on written options	$2,884,099

Net assets	$348,628,229
Shares authorized	unlimited
Par value	$0.01
Shares outstanding	19,805,000
Net asset value and redemption price per share	$17.60

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED AUGUST 31, 2012 (UNAUDITED)

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$6,077,789

Total investment income	6,077,789

EXPENSES:
Investment management fees	1,808,378
Transfer agent fees	11,919
Administrative service fees	180,836
Shareholder reporting expense	47,626
Professional fees	24,630
Custody and accounting expense	63,140
Trustee fees	6,354
Miscellaneous expense	26,922

Total expenses	2,169,805

Net investment income	3,907,984

REALIZED AND UNREALIZED GAIN (LOSS) :
Net realized gain (loss) on:
Investments	2,766,623
Foreign currency related transactions	(26,159)
Written options	7,386,824

Net realized gain	10,127,288

Net change in unrealized appreciation (depreciation) on:
Investments	(42,596,012)
Foreign currency related transactions	(3,515)
Written options	751,796

Net change in unrealized appreciation (depreciation)	(41,847,731)

Net realized and unrealized loss	(31,720,443)

Decrease in net assets resulting from operations	$(27,812,459)

* Foreign taxes withheld	$463,583

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Six Months Ended August 31, 2012	Year Ended February 29, 2012
FROM OPERATIONS:
Net investment income	$3,907,984	$5,015,856
Net realized gain	10,127,288	19,797,986
Net change in unrealized (depreciation)	(41,847,731)	(43,298,743)

Decrease in net assets resulting from operations	(27,812,459)	(18,484,901)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(4,455,187)	(7,777,625)
Net realized gains	(9,232,756)	(27,360,019)
Return of capital	(4,136,557)	(511,356)

Total distributions	(17,824,500)	(35,649,000)

Net decrease in net assets	(45,636,959)	(54,133,901)

NET ASSETS:
Beginning of year or period	394,265,188	448,399,089

End of year or period	$348,628,229	$394,265,188

Undistributed net investment income at end of year or period	$53,593	$600,796

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

	Per Share Operating Performance														Ratios and Supplemental Data
			Income (loss) from investment operations				Less distributions									Ratios to average net assets
	Net asset value, beginning of year or period		Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Market value, end of year or period	Total investment return at net asset value(1)	Total investment return at market value(2)	Net assets, end of year of period	Gross expenses prior to expense waiver(3)	Net expenses after expense waiver(3)(4)		Net investment income (loss) after expense waiver(3)(4)		Portfolio turnover rate
Year or period ended	($)		($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	($000’s)	(%)	(%)		(%)		(%)
08-31-12	19.91		0.20		(1.61)	(1.41)	0.23	0.46	0.21	0.90	17.60	17.85	(7.04)	0.01	348,628	1.20	1.20		2.16		14
02-29-12	22.64		0.25	•	(1.18)	(0.93)	0.39	1.38	0.03	1.80	19.91	18.77	(3.31)	2.26	394,265	1.21	1.21		1.27		22
02-28-11	19.20		0.19		5.05	5.24	0.11	—	1.69	1.80	22.64	20.18	29.54	10.84	448,399	1.19	1.19	†	0.97	†	50
01-26-10(5) - 02-28-10	19.06	(6)	0.00	•	0.14	0.14	—	—	—	—	19.20	20.00	0.73	0.00	355,377	1.42	1.25	†	(0.12	)†	2

(1)

Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the dividend reinvestment plan. Total investment return at net asset value is not annualized for periods less than one year.

(2)

Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan. Total investment return at market value is not annualized for periods less than one year.

(3)	Annualized for periods less than one year.
(4)

The Investment Adviser has entered into a written expense limitation agreement with the Fund under which it will limit the expenses of the Fund (excluding interest, taxes, leverage expenses and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(5)	Commencement of operations.
(6)	Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share and the offering costs of $0.04 per share paid by the shareholder from the $20.00 offering price.
•	Calculated using average number of shares outstanding throughout the period.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2012 (UNAUDITED)

NOTE 1 — ORGANIZATION

ING Infrastructure, Industrials and Materials Fund (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is organized as a Delaware statutory trust.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A. Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and equity securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value. Investments in securities of sufficient credit quality, maturing 60 days or less from date of acquisition are valued at amortized cost which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities that are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Fund’s Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its net asset value (“NAV”) may also be valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE Euronext (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating the Fund’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2012 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV.

Options that are traded over-the-counter will be valued using one of three methods: (1) dealer quotes; (2) industry models with objective inputs; or (3) by using a benchmark arrived at by comparing prior-day dealer quotes with the corresponding change in the underlying security or index. Exchange traded options will be valued using the last reported sale. If no last sale is reported, exchange traded options will be valued using an industry accepted model such as “Black Scholes.” Options on currencies purchased by the Fund are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of over-the-counter options.

Fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Summary Portfolio of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Fund’s Administrator. The Pricing Committee considers all facts they deem relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When the Fund uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured the Fund can obtain the fair value assigned to a security if they were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. A reconciliation of Level 3 investments is

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2012 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

presented when the Fund has a significant amount of Level 3 investments.

For the period ended August 31, 2012, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Premium amortization and discount accretion are determined using the effective yield method. Dividend income is recorded on the ex-dividend date, or in the case of some foreign dividends, when the information becomes available to the Fund.

C. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D. Distributions to Shareholders. The Fund intends to make quarterly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on investments. Such quarterly distributions may also consist of a return of capital. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions are determined annually in accordance with federal tax principles, which may differ from U.S. generally accepted accounting principles for investment companies. The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time depending on whether the Fund has gains or losses on the call options written on its portfolio versus gains or losses on the equity securities in the portfolio. Each quarter, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, other income or capital gains, and return of capital, if any. The final composition of the tax characteristics of the distributions cannot be determined with certainty until after the end of the Fund’s tax year, and will be reported to shareholders at that time. A significant portion of the Fund’s distributions may constitute a return of capital. The amount of quarterly distributions will vary, depending on a number of factors. As portfolio and market conditions change, the rate of dividends on the common shares will change. There can be no assurance that the Fund will be able to declare a dividend in each period.

E. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2012 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination.

F. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G. Risk Exposures and the use of Derivative Instruments. The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Fund to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2012 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Fund may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Fund. For purchased OTC options, the Fund bears the risk of loss in the amount of the premiums paid and the change in market value of the options should the counterparty not perform under the contracts. The Fund did not enter into any purchased OTC options during the period ended August 31, 2012.

The Fund’s contracts with derivative counterparties have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Fund’s Master Agreements.

Written options by the Fund do not give rise to counterparty credit risk, as written options obligate the Fund to perform and not the counterparty. As of August 31, 2012, the total value of written OTC call options subject to Master Agreements in a liability position was $1,394,627. If a contingent feature had been triggered, the Fund could have been required to pay this amount in cash to its counterparties. The Fund did not hold or post collateral for its open written OTC call options at period end. There were no credit events during the six months ended August 31, 2012 that triggered any credit related contingent features.

H. Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a currency forward contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses on forward foreign currency contracts are included on the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. The Fund did not enter into any forward foreign currency contracts during the period ended August 31, 2012.

I. Options Contracts. The Fund may purchase put and call options and may write (sell) put options and covered call options. The premium received by the Fund

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2012 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

upon the writing of a put or call option is included in the Statement of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option or purchased put option or the purchase cost of the security for a written put option or a purchased call option is adjusted by the amount of premium received or paid. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

The Fund generates premiums and seeks gains by writing OTC call options on custom baskets of equity securities on a portion of the value of the equity portfolio. Please refer to Note 7 for the volume of written OTC call option activity during the period ended August 31, 2012.

J. Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (“ING Investments” or the “Investment Adviser”), an Arizona limited liability company, is the Investment Adviser of the Fund. The Fund pays the Investment Adviser for its services under the investment management agreement (“Management Agreement”), a fee, payable monthly, based on an annual rate of 1.00% of the Fund’s average daily managed assets. For the purposes of the Management Agreement, managed assets are defined as the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares). As of August 31, 2012, there were no preferred shares outstanding.

The Investment Adviser entered into a sub-advisory agreement (a “Sub-Advisory Agreement”) with ING Investment Management Co. LLC (“ING IM”), a Delaware limited liability company. Subject to policies as the Board or the Investment Adviser might determine, ING IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies and limitations.

ING Funds Services, LLC (the “Administrator”), a Delaware limited liability company, serves as Administrator to the Fund. The Fund pays the Administrator for its services a fee based on an annual rate of 0.10% of the Fund’s average daily managed assets. The Investment Adviser, ING IM, and the Administrator are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Adviser and its immediate affiliates, would be separated from ING Groep by the end of 2013. To achieve this goal, in a series of announcements beginning November 2010, ING Groep announced that it plans to pursue transactions to restructure certain businesses, including an initial public offering for its U.S. based insurance, retirement services, and investment management operations; and other transactions, which could include an initial public offering or other type of transaction, for its European based insurance and investment management operations and Asian based insurance and investment management operations. There can be no assurance that all or part of the restructuring plan will be carried out.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Fund, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2012 (UNAUDITED) (CONTINUED)

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Investment Adviser’s loss of access to services and resources of ING Groep, which could adversely affect its businesses and profitability. In addition, the divestment of ING businesses, including the Investment Adviser, may potentially be deemed a “change of control” of each entity. A change of control would result in the termination of the Fund’s advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the board, and may trigger the need for shareholder approval. Currently, the Investment Adviser does not anticipate that the restructuring will have a material adverse impact on the Fund or its operations and administration.

NOTE 4 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

The Fund has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 5 — PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and the proceeds from sales of investments for the period ended August 31, 2012, excluding short-term securities, were $49,450,445 and $57,960,721, respectively.

NOTE 6 — EXPENSE LIMITATION

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund under which it will limit the expenses of the Fund, excluding interest, taxes, leverage expenses, and extraordinary expenses to 1.25% of average daily managed assets. The Investment Adviser may at a later date recoup from the Fund fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such reimbursement, the Fund’s expense ratio does not exceed the percentage described above. The

Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments or the Fund provides written notice of the termination within 90 days of the end of the then current term or upon written termination of the Management Agreement.

As of August 31, 2012, the Fund did not have any amounts waived or reimbursed that are subject to recoupment by the Investment Adviser.

NOTE 7 — TRANSACTIONS IN WRITTEN OPTIONS

Transactions in Written Options

Transactions in written OTC call options on custom baskets on equity securities were as follows:

	Number of Contracts	Premiums Received
Balance at 02/29/12	854,162	$3,256,195
Options Written	266,635,053	18,909,232
Options Expired	(119,809,370)	(11,029,404)
Options Exercised	—	—
Options Terminated in Closing Purchase Transactions	(108,286,210)	(8,251,924)

Balance at 08/31/12	39,393,635	$2,884,099

NOTE 8 — CONCENTRATION OF RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. The Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Fund and its corresponding risks, see the Fund’s Prospectus and/or the Statement of Additional Information.

Foreign Securities and Emerging Markets. The Fund makes significant investments in foreign securities and securities issued by companies located in countries with emerging markets. Investments in foreign securities may entail risks not present in domestic investments. Since investments in securities are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as from movements in currency, security value and interest rate, all of which could affect the market and/or credit risk of the

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2012 (UNAUDITED) (CONTINUED)

NOTE 8 — CONCENTRATION OF RISKS (continued)

investments. The risks of investing in foreign securities can be intensified in the case of investments in issuers located in countries with emerging markets.

Leverage. Although the Fund has no current intention to do so, the Fund is authorized to utilize leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed.

Infrastructure-Related Investment. Because the Fund invests in infrastructure companies, it has greater exposure to potentially adverse economic, regulatory, political and other changes affecting such companies. Infrastructure companies are subject to a variety of factors that may adversely affect their business or operations including interest rates and costs in connection with capital construction projects, costs associated with environmental and other regulations, the effects of economic slowdowns, surplus capacity, increased competition from other suppliers of services, uncertainties concerning the availability of necessary fuels, energy costs, the effects of energy conservation policies and other factors.

Industrials Sector. The industrials sector can be significantly affected by general economic trends, including employment, economic growth, and interest rates, changes in consumer sentiment and spending, the supply of and demand for specific industrial and energy products or services, commodity prices, legislation, government regulation and spending, import controls, and worldwide competition. Furthermore, a company in the industrials sector can be subject to liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Materials Sector. The materials sector can be significantly affected by the level and volatility of commodity prices, the exchange value of the dollar, import controls, and worldwide competition. At times, worldwide production of materials has exceeded demand as a result of over-building or economic downturns, which has led to commodity price declines and unit price reductions. Companies in the materials industries can also be adversely affected by liability for environmental damage, depletion of resources, mandated expenditures for safety and pollution control, labor relations, and government regulations.

NOTE 9 — CAPITAL SHARES

There was no capital shares activity during the six months ended August 31, 2012 and during the year ended February 29, 2012.

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs) and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions in the current period will not be determined until after the Fund's tax year-end of December 31, 2012. The tax composition of dividends and distributions as of the Fund's most recent tax year-end was as follows:

Tax Year Ended December 31, 2011
Ordinary Income	Long-term Capital Gain	Return of Capital
$26,453,842	$8,683,802	$511,356

The tax-basis components of distributable earnings as of the tax year ended December 31, 2011 were:

Unrealized Appreciation/ (Depreciation)
$12,966,462

The Fund's major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that will be subject to examination by these jurisdictions is the Fund's initial tax year of 2010.

As of August 31, 2012, no provision for income tax is required in the Fund's financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund's federal and state

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2012 (UNAUDITED) (CONTINUED)

NOTE 10 — FEDERAL INCOME TAXES (continued)

income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 11 — SUBSEQUENT EVENTS

Dividends: Subsequent to August 31, 2012, the Fund made distributions of:

Per Share Amount	Declaration Date	Payable Date	Record Date
$0.405	9/17/2012	10/15/2012	10/3/2012

Each quarter, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, capital gains, and return of capital, if any. A significant portion of the quarterly distribution payments made by the Fund may constitute a return of capital.

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

ING INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF AUGUST 31, 2012 (UNAUDITED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.6%
		Australia: 0.5%
175,252		Other Securities	$1,681,109	0.5

		Brazil: 2.7%
204,500		Vale SA ADR	3,347,665	1.0
441,200		Other Securities	6,133,790	1.7
			9,481,455	2.7
		Canada: 0.6%
531,600		Other Securities	1,887,497	0.6

		Chile: 0.8%
169,100		Other Securities	2,785,077	0.8

		China: 1.7%
310,000		China Unicom Hong Kong Ltd. ADR	4,916,600	1.4
824,839		Other Securities	1,130,905	0.3
			6,047,505	1.7
		Finland: 0.9%
66,684		Other Securities	3,005,032	0.9

		France: 7.6%
42,210		Air Liquide	4,961,075	1.4
158,628	@	Cie Generale de Geophysique-Veritas	4,585,562	1.3
51,283		Technip S.A.	5,388,982	1.5
93,276		Vinci S.A.	4,049,174	1.2
326,305		Other Securities	7,598,908	2.2
			26,583,701	7.6
		Germany: 8.0%
61,183		BASF AG	4,748,719	1.4
406,989		Deutsche Telekom AG	4,854,558	1.4
247,383		E.ON AG	5,677,331	1.6
75,957		Siemens AG	7,169,638	2.0
251,175		Other Securities	5,559,523	1.6
			28,009,769	8.0
		Hong Kong: 1.7%
111,000		China Mobile Ltd. ADR	5,959,590	1.7

		India: 0.4%
376,060		Other Securities	1,445,086	0.4

		Ireland: 1.2%
233,167	@	CRH PLC	4,106,646	1.2

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		Israel: 0.9%
299,334		Other Securities	$3,251,846	0.9

		Italy: 2.6%
1,530,321		Enel S.p.A.	5,034,408	1.5
388,232		Fiat Industrial SpA	3,899,400	1.1
			8,933,808	2.6
		Japan: 3.3%
828,000		Hitachi Ltd.	4,770,949	1.4
419,000		Mitsubishi Electric Corp.	3,418,392	1.0
163,300		Other Securities	3,239,278	0.9
			11,428,619	3.3
		Luxembourg: 2.4%
278,300		ArcelorMittal	4,091,010	1.2
49,400	@	Millicom International Cellular SA	4,250,870	1.2
			8,341,880	2.4
		Netherlands: 2.8%
94,000		Chicago Bridge & Iron Co. NV	3,461,080	1.0
166,203		European Aeronautic Defence and Space Co. NV	6,325,716	1.8
			9,786,796	2.8
		Russia: 1.5%
288,000		Mobile Telesystems OJSC ADR	5,302,080	1.5

		South Korea: 1.2%
49,673		POSCO ADR	4,048,350	1.2

		Switzerland: 1.4%
279,400	@	ABB Ltd. ADR	4,839,208	1.4

		United Kingdom: 10.8%
123,962		Anglo American PLC	3,442,488	1.0
256,319		BHP Billiton PLC	7,501,529	2.2
119,043		Rio Tinto PLC	5,197,345	1.5
3,027,960		Vodafone Group PLC	8,732,528	2.5
309,683		Xstrata PLC	4,677,098	1.3
458,882		Other Securities	7,997,705	2.3
			37,548,693	10.8

See Accompanying Notes to Financial Statements

ING INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF AUGUST 31, 2012 (UNAUDITED) (CONTINUED)

Shares			Value	Percentage of Net Assets

COMMON STOCK: (continued)
		United States: 45.6%
104,000		Acuity Brands, Inc.	$6,672,640	1.9
78,700		Caterpillar, Inc.	6,715,471	1.9
309,400		CenterPoint Energy, Inc.	6,308,666	1.8
68,400		Cummins, Inc.	6,642,324	1.9
62,200		Deere & Co.	4,671,842	1.3
125,700		Dover Corp.	7,266,717	2.1
103,600		EI Du Pont de Nemours & Co.	5,154,100	1.5
150,900		Fluor Corp.	7,771,350	2.2
116,100		General Dynamics Corp.	7,605,711	2.2
162,300		Honeywell International, Inc.	9,486,435	2.7
61,200		Lockheed Martin Corp.	5,577,768	1.6
68,500		Monsanto Co.	5,967,035	1.7
128,400		National Oilwell Varco, Inc.	10,117,920	2.9
170,400		Peabody Energy Corp.	3,685,752	1.1
165,600		Republic Services, Inc.	4,578,840	1.3
50,600		Rockwell Automation, Inc.	3,646,236	1.0
56,500		Roper Industries, Inc.	5,807,635	1.7
97,800		Schlumberger Ltd.	7,078,764	2.0
196,800		TECO Energy, Inc.	3,416,448	1.0
49,100	@	TransDigm Group, Inc.	6,806,242	2.0
80,000		Union Pacific Corp.	9,715,200	2.8
89,600		United Parcel Service, Inc. - Class B	6,613,376	1.9
105,300	@	United Rentals, Inc.	3,402,243	1.0
70,600	@	WABCO Holdings, Inc.	4,145,632	1.2
358,500		Other Securities	10,243,207	2.9
			159,097,554	45.6
		Total Common Stock (Cost $332,172,437)	343,571,301	98.6

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 1.6%
	Mutual Funds: 1.6%
5,638,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $5,638,000)	$5,638,000	1.6
	Total Short-Term Investments (Cost $5,638,000)	5,638,000	1.6

	Total Investments in Securities (Cost $337,810,437)	$349,209,301	100.2
	Liabilities in Excess of Other Assets	(581,072)	(0.2)

	Net Assets	$348,628,229	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of August 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security
ADR	American Depositary Receipt
Cost	for federal income tax purposes is $339,199,177.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$50,647,993
Gross Unrealized Depreciation	(40,637,869)

Net Unrealized Appreciation	$10,010,124

Sector Diversification	Percentage of Net Assets
Industrials	49.8%
Materials	18.0%
Telecommunication Services	9.7%
Energy	9.4%
Utilities	9.1%
Information Technology	1.4%
Consumer Discretionary	1.2%
Short-Term Investments	1.6%
Liabilities in Excess of Other Assets	(0.2)%

Net Assets	100.0%

See Accompanying Notes to Financial Statements

ING INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF AUGUST 31, 2012 (UNAUDITED) (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of August 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at August 31, 2012
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$1,681,109	$—	$1,681,109
Brazil	9,481,455	—	—	9,481,455
Canada	1,887,497	—	—	1,887,497
Chile	2,785,077	—	—	2,785,077
China	4,916,600	1,130,905	—	6,047,505
Finland	—	3,005,032	—	3,005,032
France	—	26,583,701	—	26,583,701
Germany	—	28,009,769	—	28,009,769
Hong Kong	5,959,590	—	—	5,959,590
India	—	1,445,086	—	1,445,086
Ireland	—	4,106,646	—	4,106,646
Israel	—	3,251,846	—	3,251,846
Italy	—	8,933,808	—	8,933,808
Japan	—	11,428,619	—	11,428,619
Luxembourg	8,341,880	—	—	8,341,880
Netherlands	3,461,080	6,325,716	—	9,786,796
Russia	5,302,080	—	—	5,302,080
South Korea	4,048,350	—	—	4,048,350
Switzerland	4,839,208	—	—	4,839,208
United Kingdom	—	37,548,693	—	37,548,693
United States	159,097,554	—	—	159,097,554

Total Common Stock	210,120,371	133,450,930	—	343,571,301

Short-Term Investments	5,638,000	—	—	5,638,000

Total Investments, at fair value	$215,758,371	$133,450,930	$—	$349,209,301

Liabilities Table
Other Financial Instruments+
Written Options	$—	$—	$(1,394,627)	$(1,394,627)

Total Liabilities	$—	$—	$(1,394,627)	$(1,394,627)

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund's investments are categorized as Level 2 investments.

There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the six months ended August 31, 2012.

See Accompanying Notes to Financial Statements

ING INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND	SUMMARY PORTFOLIO OF INVESTMENTS AS OF AUGUST 31, 2012 (UNAUDITED) (CONTINUED)

ING Infrastructure, Industrials and Materials Fund Written OTC Options on August 31, 2012:

# of Contracts	Counterparty	Description	Exercise Price		Expiration Date	Premiums Received	Fair Value
Options on Securities
237,465	Credit Suisse First Boston	Call on Custom Basket of Equity Securities	100.000	EUR	09/21/12	$688,287	$(488,586)
103,610	Credit Suisse First Boston	Call on Custom Basket of Equity Securities	100.000	GBP	09/21/12	474,791	(150,813)
38,664,000	Citigroup, Inc	Call on Custom Basket of Equity Securities	100.000	USD	09/19/12	842,875	(410,264)
388,560	Goldman Sachs & Co.	Call on Custom Basket of Equity Securities	100.000	USD	09/19/12	878,146	(344,964)

		Total Written OTC Options				$2,884,099	$(1,394,627)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of August 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Written options, at fair value	$1,394,627

Total Liability Derivatives		$1,394,627

The effect of derivative instruments on the Fund's Statement of Operations for the period ended August 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Written options
Equity contracts	$7,386,824

Total	$7,386,824

Derivatives not accounted for as hedging instruments	Change in Unrealized Appreciation or Depreciation on Derivatives Recognized in Income
Written options
Equity contracts	$751,796

Total	$751,796

Supplemental Option Information

Supplemental Call Option Statistics as of August 31, 2012:
% of Total Net Assets against which calls written	34.90%
Average Days to Expiration at time written	37 days
Average Call Moneyness* at time written	ATM
Premiums received for calls	$2,884,099
Value of calls	$(1,394,627)

*	"Moneyness” is the term used to describe the relationship between the price of the underlying asset and the option’s exercise or strike price. For example, a call (buy) option is considered “in-the-money” when the value of the underlying asset exceeds the strike price. Conversely, a put (sell) option is considered “in-the-money” when its strike price exceeds the value of the underlying asset. Options are characterized for the purpose of Moneyness as, “in-the-money” (“ITM”), “out-of-the-money” (“OTM”) or “at-the-money” (“ATM”), where the underlying asset value equals the strike price.

See Accompanying Notes to Financial Statements

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

An annual meeting of shareholders of the ING Infrastructure, Industrials and Materials Fund was held July 5, 2012, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

ING Infrastructure, Industrials and Materials Fund, Class III Trustees

At this meeting, a proposal was submitted to elect three members of the Board of Trustees to represent the interests of the holders of Common Shares of the Fund, with all three individuals to serve as Class III Trustees, for a term of three-years, and until the election and qualification of their successors. The proposal passed with the following votes recorded.

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Total Shares Voted
Class III Trustees	Colleen D. Baldwin	18,320,609.732	331,625.276	—	18,652,235.008
	Robert W. Crispin	16,320,468.809	2,331,766.199	—	18,652,235.008
	Peter S. Drotch	18,301,364.871	350,870.137	—	18,652,235.008

ADDITIONAL INFORMATION (UNAUDITED)

During the period, there were no material changes in the Fund’s investment objective or policies that were not approved by the shareholders or the Fund’s charter or by-laws or in the principal risk factors associated with investment in the Fund. Effective May 25, 2012, David Powers was removed as a person responsible for the day-to-day management of the Fund.

The Fund may lend portfolio securities in an amount equal to up to 33 1/3% of its managed assets to broker dealers or other institutional borrowers, in exchange for cash collateral and fees. The fund may use the cash collateral in connection with the Fund’s investment program as approved by the Adviser, including generating cash to cover collateral posting requirements. Although the Fund has no current intention to do so, it may use the cash collateral to generate additional income. The use of cash collateral in connection with the Fund’s investment program may have a leveraging effect on the Fund, which would increase the volatility of the Fund and could reduce its returns and/or cause a loss.

The Fund intends to engage in lending portfolio securities only when such lending is secured by cash or other permissible collateral in an amount at least equal to the market value of the securities loaned. The Fund will maintain cash, cash equivalents or liquid securities holdings in an amount sufficient to cover its repayment obligation with respect to the collateral, marked to market on a daily basis.

Securities lending involves the risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. Loans will be made only to organizations whose credit quality or claims paying ability is considered by the Sub-Adviser to be at least investment grade. The financial condition of the borrower will be monitored by the Adviser on an ongoing basis. The Fund will not lend portfolio securities subject to a written American style covered call option contract. The Fund may lend portfolio securities subject to a written European style covered call option contract as long as the lending period is less than or equal to the term of the covered call option contract.

Dividend Reinvestment Plan

Unless the registered owner of Common Shares elects to receive cash by contacting Computershare Shareowner Services LLC (the “Plan Agent”), all dividends declared on Common Shares of the Fund will be automatically reinvested by the Plan Agent for shareholders in additional Common Shares of the Fund through the Fund’s Dividend Reinvestment Plan (the “Plan”). Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares of the Fund for you. If you wish for all dividends declared on your Common Shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Agent will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. Open-market purchases and sales are usually made through a broker affiliated with the Plan Agent.

If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Agent will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the

ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Agent will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Agent will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases.

The Fund pays quarterly Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date, which typically will be approximately ten days.

If, before the Plan Agent has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Agent is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making Open-Market Purchases and will invest the un-invested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the

Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a partial or full sale of shares through the Plan Agent are subject to a $15.00 sales fee and a $0.10 per share brokerage commission on purchases or sales, and may be subject to certain other service charges.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All questions concerning the Plan should be directed to the Fund’s Shareholder Service Department at (800) 992-0180.

KEY FINANCIAL DATES — CALENDAR 2012 DISTRIBUTIONS:

DECLARATION DATE	EX-DIVIDEND DATE	PAYABLE DATE
March 15, 2012	April 2, 2012	April 16, 2012
June 15, 2012	July 2, 2012	July 16, 2012
September 17, 2012	October 1, 2012	October 15, 2012
December 17, 2012	December 27, 2012	January 15, 2013

Record date will be two business days after each Ex-Dividend Date. These dates are subject to change.

Stock Data

The Fund’s common shares are traded on the NYSE (Symbol: IDE).

ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

Repurchase of Securities by Closed-End Companies

In accordance with Section 23(c) of the 1940 Act, and Rule 23c-1 under the 1940 Act the Fund may from time to time purchase shares of beneficial interest of the Fund in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

Number of Shareholders

The approximate number of record holders of Common Stock as of August 31, 2012 was 15,004, which does not include beneficial owners of shares held in the name of brokers of other nominees.

Certifications

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund’s CEO submitted the Annual CEO Certification on August 2, 2012 certifying that he was not aware, as of the date of submission, of any violation by the Fund of the NYSE’s Corporate governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and financial officers are required to make quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting.

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

Computershare Shareowner Services LLC

480 Washington Boulevard

Jersey City, New Jersey 07310-1900

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Toll-Free Shareholder Information

Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800) 992-0180

SAR-UIDE	(0812-102412)

Item 2. Code of Ethics.

Not required for semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5. Audit Committee Of Listed Registrants.

Not required for semi-annual filing.

Item 6. Schedule of Investments.

ING INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND	SUMMARY PORTFOLIO OF INVESTMENTS as of August 31, 2012 (Unaudited)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.6%
		Australia: 0.5%
175,252		Iluka Resources Ltd.	$1,681,109	0.5

		Brazil: 2.7%
158,700		CPFL Energia SA ADR	3,329,526	0.9
204,500		Vale SA ADR	3,347,665	1.0
282,500		Weg S.A.	2,804,264	0.8
			9,481,455	2.7

		Canada: 0.6%
531,600		Bombardier, Inc. - Class B	1,887,497	0.6

		Chile: 0.8%
169,100		Enersis SA ADR	2,785,077	0.8

		China: 1.7%
310,000		China Unicom Hong Kong Ltd. ADR	4,916,600	1.4
824,839		Dongfang Electrical Machinery Co., Ltd.	1,130,905	0.3
			6,047,505	1.7

		Finland: 0.9%
66,684		Outotec Oyj	3,005,032	0.9

		France: 7.6%
42,210		Air Liquide	4,961,075	1.4
64,127		Alstom	2,278,365	0.7
158,628	@	Cie Generale de Geophysique-Veritas	4,585,562	1.3
46,047		Schneider Electric S.A.	2,900,569	0.8
216,131		Suez Environnement S.A.	2,419,975	0.7
51,283		Technip S.A.	5,388,982	1.5
93,276		Vinci S.A.	4,049,173	1.2
			26,583,701	7.6

		Germany: 8.0%
61,183		BASF AG	4,748,719	1.4
152,335		Deutsche Post AG	2,954,814	0.8
406,989		Deutsche Telekom AG	4,854,558	1.4
247,383		E.ON AG	5,677,331	1.6
98,840		GEA Group AG	2,604,709	0.7
75,957		Siemens AG	7,169,638	2.1
			28,009,769	8.0

		Hong Kong: 1.7%
111,000		China Mobile Ltd. ADR	5,959,590	1.7

		India: 0.4%
376,060		Bharat Heavy Electricals Ltd.	1,445,086	0.4

		Ireland: 1.2%
233,167	@	CRH PLC	4,106,646	1.2

		Israel: 0.9%
299,334		Israel Chemicals Ltd.	3,251,846	0.9

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Italy: 2.6%
1,530,321		Enel S.p.A.	$5,034,408	1.5
388,232		Fiat Industrial SpA	3,899,400	1.1
			8,933,808	2.6

		Japan: 3.3%
828,000		Hitachi Ltd.	4,770,949	1.4
163,300		Komatsu Ltd.	3,239,278	0.9
419,000		Mitsubishi Electric Corp.	3,418,392	1.0
			11,428,619	3.3

		Luxembourg: 2.4%
278,300		ArcelorMittal	4,091,010	1.2
49,400	@	Millicom International Cellular SA	4,250,870	1.2
			8,341,880	2.4

		Netherlands: 2.8%
94,000		Chicago Bridge & Iron Co. NV	3,461,080	1.0
166,203		European Aeronautic Defence and Space Co. NV	6,325,716	1.8
			9,786,796	2.8

		Russia: 1.5%
288,000		Mobile Telesystems OJSC ADR	5,302,080	1.5

		South Korea: 1.2%
49,673		POSCO ADR	4,048,350	1.2

		Switzerland: 1.4%
279,400	@	ABB Ltd. ADR	4,839,208	1.4

		United Kingdom: 10.8%
123,962		Anglo American PLC	3,442,488	1.0
256,319		BHP Billiton PLC	7,501,529	2.2
293,050		Cookson Group PLC	2,784,829	0.8
119,043		Rio Tinto PLC	5,197,345	1.5
3,027,960		Vodafone Group PLC	8,732,528	2.5
102,301		Weir Group PLC	2,650,279	0.8
63,531		Wolseley PLC	2,562,597	0.7
309,683		Xstrata PLC	4,677,098	1.3
			37,548,693	10.8

		United States: 45.6%
104,000		Acuity Brands, Inc.	6,672,640	1.9
78,700		Caterpillar, Inc.	6,715,471	1.9
309,400		CenterPoint Energy, Inc.	6,308,666	1.8
68,400		Cummins, Inc.	6,642,324	1.9
62,200		Deere & Co.	4,671,842	1.3
125,700		Dover Corp.	7,266,717	2.1
103,600		EI Du Pont de Nemours & Co.	5,154,100	1.5
150,900		Fluor Corp.	7,771,350	2.2
116,100		General Dynamics Corp.	7,605,711	2.2
162,300		Honeywell International, Inc.	9,486,435	2.7
61,200		Lockheed Martin Corp.	5,577,768	1.6
68,500		Monsanto Co.	5,967,035	1.7

See Accompanying Notes to Financial Statements

1

ING INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND	SUMMARY PORTFOLIO OF INVESTMENTS as of August 31, 2012 (Unaudited) (Continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States: (continued)
128,400	National Oilwell Varco, Inc.	$10,117,920	2.9
48,900	Pall Corp.	2,714,439	0.8
142,300	Patterson-UTI Energy, Inc.	2,161,537	0.6
170,400	Peabody Energy Corp.	3,685,752	1.1
165,600	Republic Services, Inc.	4,578,840	1.3
50,600	Rockwell Automation, Inc.	3,646,236	1.0
56,500	Roper Industries, Inc.	5,807,635	1.7
97,800	Schlumberger Ltd.	7,078,764	2.0
75,900	TAL International Group, Inc.	2,581,359	0.7
196,800	TECO Energy, Inc.	3,416,448	1.0
49,100	@ TransDigm Group, Inc.	6,806,242	2.0
91,400	UGI Corp.	2,785,872	0.8
80,000	Union Pacific Corp.	9,715,200	2.8
89,600	United Parcel Service, Inc. - Class B	6,613,376	1.9
105,300	@ United Rentals, Inc.	3,402,243	1.0
70,600	@ WABCO Holdings, Inc.	4,145,632	1.2
		159,097,554	45.6

	Total Common Stock
	(Cost $332,172,437)	343,571,301	98.6

SHORT-TERM INVESTMENTS: 1.6%
	Mutual Funds: 1.6%
5,638,000	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $5,638,000)	5,638,000	1.6

	Total Short-Term
	Investments
	(Cost $5,638,000)	5,638,000	1.6

	Total Investments in Securities (Cost $337,810,437)	$349,209,301	100.2
	Liabilities in Excess of Other Assets	(581,072)	(0.2)

	Net Assets	$348,628,229	100.0

@	Non-income producing security

ADR	American Depositary Receipt

	Cost for federal income tax purposes is $339,199,177.

	Net unrealized appreciation consists of:

	Gross Unrealized Appreciation	$50,647,993
	Gross Unrealized Depreciation	(40,637,869)

	Net Unrealized Appreciation	$10,010,124

Sector Diversification	Percentage of Net Assets
Industrials	49.8%
Materials	18.0
Telecommunication Services	9.7
Energy	9.4
Utilities	9.1
Information Technology	1.4
Consumer Discretionary	1.2
Short-Term Investments	1.6
Liabilities in Excess of Other Assets	(0.2)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

2

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of August 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at August 31, 2012
Asset Table
Investments, at fair value
Common Stock
Australia	$–	$1,681,109	$–	$1,681,109
Brazil	9,481,455	–	–	9,481,455
Canada	1,887,497	–	–	1,887,497
Chile	2,785,077	–	–	2,785,077
China	4,916,600	1,130,905	–	6,047,505
Finland	–	3,005,032	–	3,005,032
France	–	26,583,701	–	26,583,701
Germany	–	28,009,769	–	28,009,769
Hong Kong	5,959,590	–	–	5,959,590
India	–	1,445,086	–	1,445,086
Ireland	–	4,106,646	–	4,106,646
Israel	–	3,251,846	–	3,251,846
Italy	–	8,933,808	–	8,933,808
Japan	–	11,428,619	–	11,428,619
Luxembourg	8,341,880	–	–	8,341,880
Netherlands	3,461,080	6,325,716	–	9,786,796
Russia	5,302,080	–	–	5,302,080
South Korea	4,048,350	–	–	4,048,350
Switzerland	4,839,208	–	–	4,839,208
United Kingdom	–	37,548,693	–	37,548,693
United States	159,097,554	–	–	159,097,554

Total Common Stock	210,120,371	133,450,930	–	343,571,301

Short-Term Investments	5,638,000	–	–	5,638,000

Total Investments, at fair value	$215,758,371	$133,450,930	$–	$349,209,301

Liabilities Table
Other Financial Instruments+
Written Options	$–	$–	$(1,394,627)	$(1,394,627)

Total Liabilities	$–	$–	$(1,394,627)	$(1,394,627)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

There were no transfers in or out of Levels 1, 2 or 3 of the fair value hierarchy during the six months ended August 31, 2012.

ING Infrastructure, Industrials and Materials Fund Written OTC Options on August 31, 2012:

# of Contracts	Counterparty	Description	Exercise Price	Expiration Date	Premiums Received	Fair Value
Options on Securities
237,465	Credit Suisse First Boston	Call on Custom Basket of Equity Securities	100.000 EUR	09/21/12	$688,287	$(488,586)
103,610	Credit Suisse First Boston	Call on Custom Basket of Equity Securities	100.000 GBP	09/21/12	474,791	(150,813)
38,664,000	Citigroup, Inc	Call on Custom Basket of Equity Securities	100.000 USD	09/19/12	842,875	(410,264)
388,560	Goldman Sachs & Co.	Call on Custom Basket of Equity Securities	100.000 USD	09/19/12	878,146	(344,964)

			Total Written OTC Options		$2,884,099	$(1,394,627)

See Accompanying Notes to Financial Statements

3

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-end Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board. (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Infrastructure, Industrials and Materials

By:	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: November 1, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: November 1, 2012

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: November 1, 2012